UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [  X  ]

Filed by a party other than the Registrant   [     ]

Check the appropriate box:

[     ] Preliminary proxy statement

[     ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[     ] Definitive Additional Materials

[     ] Soliciting Material Pursuant to § 240.14a-12

PHC, Inc.
(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)1) and 0-11
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll (set forth the amount on which the filing fee is calculated and site how it was determined):
4.	Proposed maximum aggregate value of transaction
5.	Total fee paid

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date filed:

PHC, INC.

200 Lake Street
Suite 102
Peabody, Massachusetts 01960

October 27, 2010

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of PHC, Inc., which will be held on Thursday, December 16, 2010, at 2:00 PM, at the corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960.

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about PHC, Inc.'s officers and directors.

The vote of every stockholder is important.  Mailing your completed proxy, voting on the Internet or voting by telephone will not prevent you from voting in person at the meeting if you wish to do so.

Please cast your vote as instructed in the Notice Regarding the Availability of Proxy Materials.  Your cooperation will be greatly appreciated.

Members of your Board of Directors and management look forward to greeting those stockholders who are able to attend.

       Sincerely,

/s/  Bruce A. Shear
      President

PHC, INC.
200 Lake Street, Suite 102
Peabody, MA  01960

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2010

The Annual Meeting of Stockholders of PHC, Inc. (the "Company") will be held at our corporate offices at 200 Lake Street, Suite 102, Peabody, Massachusetts, on Thursday, December 16, 2010, at 2:00 PM, for the following purposes:

1.
To elect six directors (two to be elected by the holders of the Company’s Class A Common Stock and four to be elected by the holders of the Company’s Class B Common Stock) to hold office until the next annual meeting following their election and until their successors are duly elected and qualified;

2.
To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 2004 Non-Employee Director Stock Option Plan from 350,000 to 950,000 shares;

3.
To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 2003 Stock Purchase and Option Plan from 1,900,000 to 2,400,000 shares;

4.	To ratify the selection by the Board of Directors of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2011; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting.  The Board of Directors has fixed the close of business on October 18, 2010 as the record date for determination of stockholders entitled to notice of, and to vote at the annual meeting and at any adjournment thereof.

Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet.  You can now access proxy materials and vote at www.proxyvote.com.  You may also vote via telephone by following the instructions on the website.  In order to vote on the Internet or by telephone you must have a stockholder identification number which is being mailed to you on the Notice Regarding the Availability of Proxy Materials.

Your vote is important regardless of the number of shares you own.  The Company requests that you read the Proxy Statement and cast your vote as instructed in the Notice Regarding the Availability of Proxy Materials that you received in the mail without delay, even if you now plan to attend the Annual Meeting.  If you wish to submit your vote by mail, you should make your request for a paper proxy card prior to December 2, 2010 in order to allow enough mail time for your vote.  You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Clerk of the Company, by completing another proxy in the same manner indicated on the website referred to in the Notice Regarding the Availability of Proxy Materials or by attending the Annual Meeting and voting in person.  If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting, except as otherwise discussed in the Proxy Statement.

All stockholders are cordially invited to attend the meeting.

By order of the Board of Directors

Paula C. Wurts, Clerk

Peabody, Massachusetts
October 27, 2010

PHC, INC.

200 Lake Street
Suite 102
Peabody, Massachusetts 01960
(978) 536-2777

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHC, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the corporate offices of the Company at 200 Lake Street, Suite 102, Peabody, Massachusetts on December 16, 2010 at 2:00 PM (Boston time), and at any adjournment of that meeting (the "Annual Meeting").  Each proxy will be voted in accordance with the instructions specified, and if no instruction is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting.  A stockholder may revoke any proxy at any time before it is exercised by filing a later dated proxy or written notice of revocation with Paula C. Wurts, Clerk of the Company, or by voting in person at the Annual Meeting.

The Company's Annual Report on Form 10-K for the year ended June 30, 2010 is being made available, and the Notice Regarding the Availability of Proxy Materials (the “Notice of Internet Availability”) is first being mailed to stockholders, on or about October 29, 2010.

PHC, Inc. will bear all costs of solicitation of proxies.  Brokers, banks custodians and other fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

Revocability of Proxies

Any stockholder giving a proxy in the manner set forth in the Notice of Internet Availability has the power to revoke it at any time before it is exercised.  You may revoke your proxy by delivering to the Clerk of the Company at the address given above, a written notice of revocation or by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability.  You may also revoke your proxy by attending the Annual Meeting and voting in person.  If a stockholder wants to receive a paper or e-mail copy of the proxy card to complete and mail to the Company in time for the annual meeting, he or she should request one at any time prior to December 2, 2010.  Votes provided over the Internet or by telephone must be received by 11:59 p.m. eastern standard time on December 15, 2010.  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote your shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change those instructions.

Record Date, Voting and Share Ownership

The Board of Directors has fixed October 18, 2010 as the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date").  On that date, there were 18,721,777 shares of Class A Common Stock and 775,021 shares of Class B Common Stock of the Company (the shares of Class A Common Stock and Class B Common Stock are referred to collectively herein as the "Shares") outstanding and entitled to vote.  Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to five votes.  The holders of the Company's Class A Common Stock are entitled to elect two members of the Company's Board of Directors (the "Class A Directors") and holders of the Company's Class B Common Stock are entitled to elect all the remaining members of the Company's Board of Directors (the "Class B Directors").  Stockholders who have not elected to receive a hard copy of the proxy documents will receive the Notice of Internet Availability, which contains instructions for voting electronically, by phone or by mail.  Stockholders who elected to receive a hard copy of the proxy documents will receive documents based on the class of common stock they own.  Holders of Class A Common Stock will receive proxy cards, which will be different from those received by the holders of Class B Common Stock.  The proxy cards received by the holders of Class A Common Stock will contain a proposal relating to the election of the two members of the Board of Directors to be elected by the holders of the Class A Common Stock, in addition to any other proposals to be voted upon during the General Session.  Holders of Class B Common Stock will receive proxy cards, which will contain a proposal relating to the election of the four members of the Board of Directors to be elected by the holders of the Class B Common Stock, in addition to any other proposals to be voted upon during the General Session.  Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock vote as one class.

The Annual Meeting will be composed of three related but separate sessions: (i) a special session of the holders of Class A Common Stock, during which session only holders of Class A Common Stock are entitled to vote, for the separate election by such holders of two directors, and no other business may properly come before the session; (ii) a special session of the holders of Class B Common Stock, during which session only holders of Class B Common Stock are entitled to vote, for the separate election by such holders of four directors, and no other business may properly come before the session; and (iii) a general session of the holders of the Class A Common Stock and the Class B Common Stock, during which session holders of the Class A Common Stock and Class B Common Stock will a) vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 2004 Non-Employee Director Stock Option Plan from 350,000 to 950,000 shares; b) vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 2003 Stock Purchase and Option Plan from 1,900,000 to 2,400,000 shares; c) to vote upon the ratification of the selection by the Board of Directors of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011; and, d) to transact such other business as may properly come before the meeting or any adjournment thereof ("General Session").

The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which, combined, have the right to cast a majority of the votes which may be cast with respect to each of the matters arising during the General Session will constitute a quorum for the conduct of business with respect to each of the matters at the General Session.  The presence in person or by proxy of holders of shares of Class A Common Stock and Class B Common Stock outstanding as of the Record Date which have the right to cast a majority of the votes which may be cast with respect to matters arising during the Class A Session and the Class B Session, respectively, will constitute a quorum for purposes of the Class A Session and the Class B Session, respectively.

The affirmative vote of the holders of a plurality of the shares of each of Class A Common Stock and Class B Common Stock represented at the meeting is required for the election of the Class A Directors and the Class B Directors, respectively.  Approval of each of the other matters that is before the meeting will require the affirmative vote of the holders of a majority of the votes represented at the meeting and voting thereon.  No votes may be taken at the meeting, other than a vote to adjourn, unless the appropriate quorum (as set forth in the preceding paragraph) has been constituted.  Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed represented for quorum purposes.  Such shares, however, shall not be deemed to be voting on such matters, and therefore will not be the equivalent of negative votes as to such matters.  Votes will be tabulated by Broadridge Financial Solutions, Inc. subject to the supervision of persons designated by the Board of Directors as inspectors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of shares of the Company’s Class A Common Stock and Class B Common Stock (the only classes of common stock of the Company currently outstanding) as of September 30, 2010 by each person known by the Company to beneficially own more than 5% of any class of the Company’s voting securities, each director of the Company, each of the Named Executive Officers and all directors and officers of the Company as a group.  Shares of common stock subject to stock options vesting on or before November 29, 2010 (within 60 days of September 30, 2010) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.  Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.  In preparing the following table, the Company has relied on the information furnished by the persons listed below:

Beneficial Owners 5%
	Name and Address	Amount and Nature	Percent of
Title of Class	of Beneficial Owner	of Beneficial Ownership (11)	Class
Class A Common Stock	Marathon Capital Mgmt, LLC 4 North Park Drive, Suite 106 Hunt Valley, MD 21030	1,793,900	9.6%
	Camden Partners Capital Management LLC 500 East Pratt Street, Suite 1200 Baltimore, MD 21202	1,365,428	7.3%
	RENN Capital Group 8080 N. Central Expy, Suite 210 LB 59 Dallas, TX 75206	1,049,900	5.6%

Beneficial Ownership of Named Executive Officers and Directors
		Amount and Nature	Percent of
Title of Class	Name of Beneficial Owner	of Beneficial Ownership (11)	Class
Class A Common Stock	Bruce A. Shear	727,495(1)	3.9%
	Robert H. Boswell	266,682(2)	1.4%
	Paula C. Wurts	217,816(3)	1.2%
	Howard W. Phillips	238,750(4)	1.3%
	Donald E. Robar	206,667(5)	1.1%
	William F. Grieco	302,000(6)	1.6%
	David E. Dangerfield	122,440(7)	*
	Douglas J. Smith	--	--
	All Directors and Officers as a Group	2,081,850(8)	10.7%
	(8 persons)
Class B Common Stock (9)	Bruce A. Shear	721,259(10)	93.1%
	All Directors and Officers as a Group	721,259	93.1%
	(8 persons)

1.	Includes 147,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.08 to $2.95 per share.
2.	Includes 67,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options at an exercise price range of $1.08 to $2.95 per share.
3.	Includes 66,250 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.08 to $2.95 per share.
4.	Includes 85,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $1.08 to $3.18 per share.
5.	Includes 150,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options having an exercise price range of $.35 to $3.18 per share.
6.	Includes 152,000 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $.22 to $3.18 per share.
7.	Includes 92,500 shares of Class A Common Stock issuable pursuant to currently exercisable stock options, having an exercise price range of $1.08 to $3.18 per share.
8.
Includes an aggregate of 760,750 shares of Class A Common Stock issuable pursuant to currently exercisable stock options.  Of those options, 80,000 have an exercise price of $3.18, 30,000 have an exercise price of $2.95 per share, 40,000 have an exercise price of $2.90 per share, 60,000 have an exercise price of $2.84 per share, 30,000 have an exercise price of $2.83 per share, 30,000 have an exercise price of $2.75 per share, 30,000 have an exercise price of $2.20 per share, 80,000 have an exercise price of $2.11 per share, 30,000 have an exercise price of $2.06 per share, 1,250 have an exercise price of $1.95 per share, 40,000 have an exercise price of $1.50 per share, 30,000 have an exercise price of $1.48 per share, 20,000 have an exercise price of $1.33 per share, 80,000 have an exercise price of $1.25 per share, 40,000 have an exercise price of $1.20 per share, 42,500 have an exercise price of $1.08 per share, 20,000 have an exercise price of $.75 per share, 20,000 have an exercise price of $.74 per share, 35,000 have an exercise price of $.55 per share, 20,000 have an exercise price of $.35 per share and 2,000 have an exercise price of $.22 per share.

9.	Each share of Class B Common Stock is convertible into one share of Class A Common Stock automatically upon any sale or transfer or at any time at the option of the holder.
10.
Includes 56,369 shares of Class B Common Stock pledged to Steven J. Shear of 2 Addison Avenue, Lynn, Massachusetts 01902, Bruce A. Shear’s brother, to secure the purchase price obligation of Bruce A. Shear in connection with his purchase of his brother’s stock in the Company in December 1988.  In the absence of any default under this obligation, Bruce A. Shear retains full voting power with respect to these shares.

11.
“Amount and Nature of Beneficial Ownership”.  Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to five votes per share on all matters on which stockholders may vote (except that the holders of the Class A Common Stock are entitled to elect two members of the Company’s Board of Directors and holders of the Class B Common Stock are entitled to elect all the remaining members of the Company’s Board of Directors).

By virtue of the fact that Mr. Shear owns 93% of the Class B shares and the Class B shareholders have the right to elect all of the directors except the two directors elected by the Class A shareholders, Mr. Shear has the right to elect the majority of the members of the board of directors and may be deemed to be in control of the Company.

Based on the number of shares listed under the column headed “Amount and Nature of Beneficial Ownership,” the following persons or groups held the following percentages of voting rights for all shares of common stock combined as of September 30, 2010:

Bruce A. Shear	19.04%
All Directors and Officers as a Group (8 persons)	24.34%

PROPOSAL 1

ELECTION OF DIRECTORS

The members of the Board of Directors elected at the Annual Meeting will be classified into two classes of directors.  Two directors will be elected by the holders of the Company's Class A Common Stock and the balance of the directors will be elected by the holders of the Company's Class B Common Stock.  The terms of the present directors expire at the Annual Meeting or when the successors are chosen and qualified, if later.  The Board of Directors has fixed at six the number of directors to be elected at the Annual Meeting.

The nominees for Class A Directors for election at the Annual Meeting are Donald E. Robar and Howard W. Phillips.  The nominees for Class B Directors for election at the Annual Meeting are Bruce A. Shear, William F. Grieco, David E. Dangerfield and Douglas J. Smith.  The proxy for holders of Class A Common Stock will be voted to elect as Class A Directors the two nominees (Donald E. Robar and Howard W. Phillips), unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld.  The proxy for holders of Class B Common Stock will be voted to elect as Class B Directors the four nominees (Bruce A. Shear, William F. Grieco, David E. Dangerfield and Douglas J. Smith), unless authority to vote for the election of directors is withheld by marking the proxy to that effect.  Donald E. Robar, Howard W. Phillips, Bruce A. Shear, William F. Grieco, David E. Dangerfield and Douglas J. Smith are presently directors of the Company and have consented to serve if reelected.

Name	Age	Position
Bruce A. Shear	55	Director, President and Chief Executive Officer
Donald E. Robar (1)(2)(3)	73	Director
Howard W. Phillips	80	Director
William F. Grieco (1)(2)(3)	56	Director
David E. Dangerfield (1)(3)	69	Director
Douglas J. Smith	62	Director

(1)   Member of Audit Committee.
(2)   Member of Compensation Committee.
(3)   Member of the Nominating/Corporate Governance Committee.

Directors may be nominated by the Board of Directors or by stockholders in accordance with the Company’s Amended and Restated Articles of Incorporation and Bylaws.  All of the directors hold office until the next annual meeting of stockholders following their election, or until their successors are elected and qualified.  The primary duties of the various committees of the Board are shown below.  The Board appoints officers of the Company for undefined terms.  There are no family relationships among any of the directors or officers of the Company.

Information with respect to the business experience and affiliations of the directors and officers of the Company is set forth below.

BRUCE A. SHEAR has been President, Chief Executive Officer and a Director of the Company since 1980 and Treasurer of the Company from September 1993 until February 1996. From 1976 to 1980, he served as Vice President, Financial Affairs, of the Company. Mr. Shear has served on the Board of Governors of the Federation of American Health Systems for over fifteen years and is currently a member of the Board of Directors of the National Association of Psychiatric Health Systems. Mr. Shear received an M.B.A. from Suffolk University in 1980 and a B.S. in Accounting and Finance from Marquette University in 1976.  Since November 2003, Mr. Shear has been a member of the Board of Directors of Vaso Active Pharmaceuticals, Inc., a company marketing and selling over-the-counter pharmaceutical products that incorporate Vaso’s transdermal drug delivery technology.

The Board of Directors has concluded, based on Mr. Shear’s business and financial expertise, senior management experience and education that he should serve as the CEO and Chairman of the Board of Directors of the Company.

DONALD E. ROBAR has served as a Director of the Company since 1985 and as the Treasurer from February 1996 until April 2000.  He served as the Clerk of the Company from 1992 to 1996. Dr. Robar has been a professor of Psychology at Colby-Sawyer College in New London, New Hampshire from 1967 to 1997 and is now Professor Emeritus.  Dr. Robar received an Ed.D. (Counseling) from the University of Massachusetts in 1978, an M.A. in Clinical Psychology from Boston College in 1968 and a B.A. from the University of Massachusetts in 1960.

The Board of Directors has concluded that based on Mr. Robar’s experience and education in the Behavioral Health field that he should serve as a Director of the Company,

HOWARD W. PHILLIPS has served as a Director of the Company since August 1996 and has been employed by the Company as a public relations specialist since August 1995.  From 1982 until 1995, Mr. Phillips was the Director of Corporate Finance for D.H. Blair Investment Corp.  From 1969 until 1981, Mr. Phillips was associated with Oppenheimer & Co. where he was a partner and Director of Corporate Finance.

The Board of Directors has concluded that based on Mr. Phillips business and finance expertise that he should serve as a Director of the Company.

WILLIAM F. GRIECO has served as a Director of the Company since February 1997.  Since 2008, Mr. Grieco has served as the Managing Director of Arcadia Strategies, LLC, a legal and business consulting organization servicing healthcare, science and technology companies.  From 2003 to 2008 he served as Senior Vice President and General Counsel of American Science and Engineering, Inc., an x-ray inspection technology company.  From 2001 to 2002, he served as Senior Vice President and General Counsel of IDX Systems Corporation, a healthcare information technology company.  Previously, from 1995 to 1999, he was Senior Vice President and General Counsel for Fresenius Medical Care North America.  Prior to that, Mr. Grieco was a partner at Choate, Hall & Stewart, a general service law firm.  Mr. Grieco received a B.S. from Boston College in 1975, an M.S. in Health Policy and Management from Harvard University in 1978 and a J.D. from Boston College Law School in 1981.

The Board of Directors concluded that based on Mr. Grieco’s legal and healthcare expertise, senior management, business experience and education that he should serve as a Director of the Company.

DAVID E. DANGERFIELD has served as a Director of the Company since December 2001.  He formerly served as the Chief Executive Officer for Valley Mental Health in Salt Lake City, Utah from 1977-2007.  Since 1974, he has been a partner for Professional Training Associates (PTA).  In 1989, he became a consultant across the nation for managed mental health care and the enhancement of mental health delivery services.  David Dangerfield served for a number of years as a Board member of the Mental Health Risk Retention Group and Utah Alliance for the Mentally Ill, an advocacy organization of family and friends of the mentally ill, which are privately held corporations, and the Utah Hospital Association, which is a trade organization in Utah.  Dr. Dangerfield graduated from the University of Utah in 1972 with a Doctorate of Social Work after receiving his Masters of Social Work from the University in 1967.  He currently serves as CEO, President and Chairman of the Board  of Avalon Health Care, Inc. (AHC).  AHC is a multi-state, post-acute health care provider in senior care operating nursing homes, assisted living, rehabilitation and hospice services.

The Board of Directors concluded that based on Dr. Dangerfield’s business and finance expertise, senior management experience, service as a director for other healthcare organizations and education that he should serve as a Director of the Company.

DOUGLAS J. SMITH has served as a Director of the Company since March 2010.  Currently retired, he was employed for 41 years with Union Pacific Railroad Company.  He held numerous positions with the Company, the last position being the Assistant Vice President of Labor Relations.  For nine years he was responsible for Employee Assistance and Peer Support Programs.  In addition, Mr. Smith served as a member of the Board of Directors of Union Pacific Railroad Employees Health Systems.  Mr. Smith has a Bachelor of Arts from the University of Wyoming and a Masters of Business Administration from the University of Nebraska at Omaha.

The Board of Directors concluded that based on Mr. Smith’s business expertise and senior management experience that he should serve as a Director of the Company.

None of the Company’s Directors have been involved in any litigation or legal proceeding within the last ten years that was or could be considered material to an evaluation of the ability or integrity of the director or director nominee.

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

NON-DIRECTOR EXECUTIVE OFFICERS

Name	Age	Position
Robert H. Boswell	62	Senior Vice President
Paula C. Wurts	61	Treasurer, Chief Financial Officer and Clerk

Information with respect to the business experience and affiliations of the non-director executive officers of the Company is set forth below.

ROBERT H. BOSWELL has served as the Senior Vice President of the Company since February 1999 and as Executive Vice President of the Company from 1992 to 1999.  From 1989 until the spring of 1994, Mr. Boswell served as the Administrator of the Company’s Highland Ridge Hospital facility where he is based. Mr. Boswell is principally involved with the Company’s substance abuse facilities. From 1981 until 1989, he served as the Associate Administrator at the Prevention Education Outpatient Treatment Program-the Cottage Program, International. Mr. Boswell graduated from Fresno State University in 1975 and from 1976 until 1978 attended Rice University’s doctoral program in philosophy.  Mr. Boswell is a Board Member of the National Foundation for Responsible Gaming and the Chair for the National Center for Responsible Gaming.

PAULA C. WURTS has served as the Chief Financial Officer and Controller of the Company since 1989, as Assistant Clerk from January 1996 until February 2006, when she became Clerk, as Assistant Treasurer from 1993 until April 2000 when she became Treasurer.  Ms. Wurts served as the Company’s Accounting Manager from 1985 until 1989.  Ms. Wurts received an Associate’s degree in Accounting from the University of South Carolina in 1980, a B.S. in Accounting from Northeastern University in 1989 and passed the examination for Certified Public Accountants.  She received a Master’s Degree in Accounting from Western New England College in 1996.

Board Leadership Structure

The Board includes a combined role of Chief Executive Officer and Chairman of the Board.  This dual role serves to maintain continuity in our strategic direction day-to-day leadership and the performance of the company as the Chief Executive Officer and provides a constant information flow to the Board regarding day-to-day operations and overall performance of the Company.  The Board does not currently have an appointed Lead Independent Director; however, the Board is considering the value this position might add to its operations.

Our Board of Directors is composed of four (4) independent directors and two (2) directors who are employees of the Company.  All of our directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprise and are familiar with board processes.  For additional information about the backgrounds and qualifications of our directors, see the biographies of Directors in this annual report.

BOARD'S ROLE IN RISK OVERSIGHT

The Company has a risk management program that engages the Company’s management/leadership and Board.  The Board regularly reviews information and reports from members of senior management on areas of material risk, including operational, financial, legal and regulatory, and strategic and reputational risks.  The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements.  The Audit Committee oversees management of operational, financial, legal, and regulatory risks.  The Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

The full Board provides additional risk oversight in numerous ways, including but not limited to the following:

•
Annually, prior to its approval of the annual budget and long-term plan, the Board reviews the potential risks which could negatively impact the proposed budget and plan.  This review includes the types of risks, as well as pessimistic and worst case scenarios should the identified risks be realized.

•	Prior to approving any significant investment or divestiture actions by the Company, the Board reviews a proposal identifying the rationale and risks involved in such action.
•	The Board regularly receives written reports covering environmental, legal, and human resources matters from key management personnel directly and through the CEO.
•
The full Board also engages in periodic discussions regarding risks with our Chief Executive Officer, Chief Financial Officer, General Counsel and other company officers as well as outside experts, as it deems appropriate.

Management endeavors to keep the Board fully apprised of risks facing the Company and believe that our directors provide effective oversight of the risk management function.  We believe the Board’s risk oversight function allows our directors to make well-informed decisions and increases the effectiveness of the Company’s leadership structure.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal 2010, the Board of Directors held a total of four meetings, three in person and one telephonically,  and took action by written consent two times.  Each director attended all of the meetings of the Board and committees of the Board on which such director served. The Board has a standing audit committee (the “Audit Committee”), Compensation Committee and a Nominating and Corporate Governance Committee (The “Nominating Committee”).  The Company policy does not require its Board of Directors to attend the annual meeting of shareholders; however, the chairman, Bruce A. Shear, is always in attendance and other members are available telephonically in the event a shareholder wishes to address a question to a board member.  Of the members of the Board of Directors, only Mr. Shear attended the 2009 annual meeting of shareholders.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to the Board in care of the Company’s Clerk, PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960. The Board of Directors has delegated responsibility for initial review of stockholder communications to the Clerk. In accordance with the Board’s instructions, the Clerk will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters. In addition, the Clerk will make all such communications available to each member of the Board at the Board’s next regularly scheduled meeting.

Audit Committee

The Board of Directors has appointed an audit committee to assist the Board in the oversight of the financial reports, internal controls, accounting policies and procedures.  The primary responsibilities of the Audit Committee are as follows:

•
Hire, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm, whose duty it is to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which it is appointed.

•	Approve all audit fees in advance of work performed.
•	Approve any accounting firm and fees to be charged for taxes or any other non-audit accounting fees.

•	Review internal controls over financial reporting with the independent accountant and a designated accounting staff member.
•	Review with management and the registered public accounting firm:
o	The independent accountant's audit of and report on the financial statements.
o
The accountant’s qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

o	Any serious difficulties or disputes with management encountered during the course of the audit.
o	Anything else about the audit procedures or findings that PCAOB requires the accountants to discuss with the committee.
•	Consider and review with management and a designated accounting staff member:
o	Any significant findings during the year and management's responses to them.
o	Any difficulties an accounting staff member encountered while conducting audits, including any restrictions on the scope of their work or access to required information.
o	Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.
•
Review the annual filings with the SEC and other published documents containing the Company's financial statements and consider whether the information in the filings is consistent with the information in the financial statements.

•	Review the interim financial reports with management, the independent registered public accounting firm and an accounting staff member.
•	Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.
•	Review the audit committee charter at least annually and modify as needed.

During fiscal 2010, the Audit Committee consisted of Dr. David Dangerfield, Dr. Donald Robar and Mr. William Grieco.  As required by the SEC, all members of the audit committee are “independent” as such term is defined pursuant to applicable SEC rules and regulations and as required under NYSE Amex listing standard Section 121.  Dr. Dangerfield serves as the chairman and is the audit committee financial expert.  The Company reviewed Dr. Dangerfield’s extensive experience managing the budget and operations for large Behavioral Healthcare organizations and determined that this industry experience qualifies him to act as the financial expert in accordance with SEC requirements.  During fiscal 2010, the Audit Committee met telephonically six times.  All of the committee members attended the meetings.

Nominating and Corporate Governance Committee

The Nominating Committee was established in October 2005.  This committee is appointed by the Board of Directors for the purpose of (i) identifying individuals qualified to become Board members and to recommend that the Board select these individuals as nominees for election to the Board at the next annual meeting of the Company’s stockholders, and (ii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.  The Nominating Committee consists of Dr. David Dangerfield, Dr. Donald Robar and Mr. William Grieco.  All members of the Nominating Committee are independent as required under NYSE Amex listing standards.

The Nominating Committee periodically reviews director independence under the standards set forth in its Charter.  During this review, the Nominating Committee considers existing and then-proposed transactions and relationships between each director or member of that director's immediate family and the Company and its subsidiaries and affiliates. The Board also examines existing and proposed transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates. The purpose of this review is to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent.

As a result of their review, the Nominating Committee affirmatively determined that as of June 30, 2010, the following Directors have no material relationship with the Company, other than as directors of the Company, and are independent:

Donald E. Robar
William F. Grieco
David E. Dangerfield
Douglas J. Smith

The Nominating Committee met twice during the fiscal year ended June 30, 2010 to consider and vote on the increase in the number of members of the Board.

    Although the Nominating Committee does not have a formal policy regarding diversity, when reviewing the nominees for the Board, the Nominating Committee takes into consideration the experience, education, profession and viewpoint of the prospective Board Member, to assure a complete and diverse review of any issues that come before the Board.

Compensation Committee

The Board of Directors has appointed the members of the Compensation Committee to review and approve officer’s compensation, formulate bonuses for management and administer the Company’s equity compensation plans.  The Compensation Committee is a chartered committee made up of independent members of the Board of Directors.  During fiscal 2010, the Compensation Committee consisted of Dr. Donald Robar and Mr. William Grieco.  Both members of the Compensation Committee are independent as required under NYSE Amex listing standards.  The Compensation Committee met three times during fiscal 2010, twice telephonically and once in person.  Mr. Shear does not participate in discussions concerning, or vote to approve, his salary.

Nomination of Directors

The Company will consider all director candidates recommended to the Nominating and Corporate Governance Committee by stockholders at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board as required by the Company’s by-laws.

Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment.  Each director nominee will be evaluated considering the relevance to the Company of the director nominee’s respective skills and experience, which must be complementary to the skills and experience of the other members of the Board. In addition, the director nominees must possess a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment, and an understanding of the Company’s business on an operational level as well as demonstrate a willingness to devote the appropriate time to fulfilling Board duties.

Procedures for Consideration of Stockholder Nominations

The Company did not receive any nominations for directors from shareholders for consideration at the 2010 Annual Meeting. However, any recommendations received from shareholders will be evaluated in the same manner that potential nominees recommended by members of the Board of Directors, the Nominating and Governance Committee, management or other parties are evaluated. Any shareholder nominations must be made in accordance with the Company by-laws, which currently require written notice to the chairman of the Nominating and Governance Committee by way of certified mail or overnight delivery to 200 Lake Street, Suite 102, Peabody, Massachusetts, 01960 no less than 120 calendar days before the one-

year anniversary of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.   Nominations for election to the Board of Directors at the 2011 Annual Meeting of Shareholders must be received no later than June 30, 2011. The notice must set forth at a minimum:
1.	A complete biography, including full employment history of the nominee;

2.
A signed consent form and waiver from the nominee authorizing the Company to perform full background checks of the director nominee, including criminal and credit history, from a firm acceptable to the Company in its sole discretion;

3.
Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution and sent directly from the educational institution to the Company’s Secretary or Clerk;

4.	Disclosure of all special interests and all political and organizational affiliations;

5.
A signed, written statement from the director nominee indicating the reasons that the director nominee wants to serve on the Company’s Board and, the reasons that the director nominee believes that he or she is qualified to serve; and

6.	A description of all litigation to which he or any of his affiliates have been a party within the past seven years.

In addition, the stockholder must submit any additional information required to be included in the Company’s proxy statement for director nominees which determination will be made by the Company in its sole and absolute discretion (including, without limitation, information regarding business experience, involvement in legal proceedings, security ownership and transactions with the Company or management).  The information submitted by the stockholder must include complete contact information for the submitting stockholder and the director nominee.

Committee Charters

Charters for all committees of the Board of Directors are available for review on the Company website at www.phc-inc.com.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2010 with the Company’s independent registered public accounting firm, BDO USA, LLP and management.  The Audit Committee has discussed with BDO USA, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee has received the written disclosures and the letter from BDO USA, LLP, regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with BDO USA, LLP its independence.  The discussions that the Audit Committee had with BDO USA, LLP regarding the matters described above occurred before the filing with the SEC of the Company’s Annual Report on Form 10-K for fiscal 2010.  Based on the review and discussions described above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

AUDIT COMMITTEE
David E. Dangerfield
Donald E. Robar
William F. Grieco

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

The Board of Directors, the Compensation Committee and senior management share responsibility for establishing, implementing and continually monitoring our executive compensation program, with the Board making the final determination with respect to executive compensation.  The goal of our executive compensation program is to provide a competitive total compensation package to our executive management team through a combination of base salary, quarterly cash incentive bonuses, long-term equity incentive compensation in the form of stock options and benefits programs.  This Compensation Discussion and Analysis explains our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer and one of our other most highly-compensated executive officers as determined in accordance with applicable SEC rules, who are collectively referred to in this report as the Named Executive Officers.

Objectives of our Executive Compensation Program

Our executive compensation program is designed to achieve the following objectives:
•	to attract and retain talented and experienced executives necessary to achieve our strategic objectives in the highly competitive industry in which we compete;
•	to motivate and reward executives whose knowledge, skills and performance are critical to our success;
•	to align the interest of our executives and stockholders by motivating executives to increase stockholder value by increasing our Company’s long-term profitability;
•	to provide a competitive compensation package in which a significant portion of total compensation is determined by Company and individual results and the creation of stockholder value; and,
•	to foster a shared commitment among executives by coordinating their Company and individual goals.

Role of the Compensation Committee

Our Compensation Committee oversees all aspects of executive compensation.  The committee plays a critical role in establishing our compensation philosophy and in setting and amending elements of the compensation package offered to our Named Executive Officers.

The members of our Compensation Committee during fiscal 2010 were Donald Robar and William Grieco.  Each current member of our Compensation Committee is an independent, non-employee director.  During fiscal 2010, the Compensation Committee met three times, twice telephonically and once in person.

On an annual basis, or in the case of promotion or hiring of an executive officer, the Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation package to be provided to our Named Executive Officers.  On an annual basis, the Compensation Committee undertakes a review of the base salary and bonus targets of each of our named executive officers and evaluates their respective compensation based on the committee’s overall evaluation of their performance toward the achievement of our financial, strategic and other goals, with consideration given to each executive officer’s length of service and to comparative executive compensation data.  Based on its review, from time to time the Compensation Committee has increased the salary and/or potential bonus amounts for our executive officers.

Neither the Board nor the Company has engaged Compensation consultants to assist in determining the appropriate compensation package for the Named Executive Officers or any other executives of the Company.

COMPENSATION COMMITTEE REPORT

The compensation committee report below is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not incorporated by reference in any of our filings under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after this filing and irrespective of any general language to the contrary.

The Compensation Committee, comprised solely of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with management.  Based on this review and discussions, the committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in the Company’s proxy statement on Schedule 14A.

/s/ Compensation Committee

Donald E. Robar
William F. Grieco

Elements of Executive Compensation

Compensation for our Named Executive Officers generally consists of the following elements:
*	base salary;
*	cash bonuses;
*	stock-based awards;
*	health, dental and life insurance and disability and retirement plans; and
*	severance and change-in-control arrangements.

The Company does not have a policy or target for allocating compensation between long-term and short-term compensation.  Instead the Compensation Committee determines subjectively what it believes to be the appropriate level and mix of various compensation components.  The Compensation Committee’s objective in allocating between annual and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our Company and its stockholders.

Base Salary

Salary for our executives is generally set by reviewing compensation levels for comparable positions in the market and the historical compensation levels of our executives.  Salaries may then be adjusted from time to time, based upon market changes, actual corporate and individual performance and changes in responsibilities.

Bonuses

 Bonuses are based on actual corporate and individual performances compared to targeted performance criteria and various subjective performance criteria.  Targeted financial performance for the Company is set annually by the compensation committee for each fiscal quarter.  In considering bonuses, the Compensation Committee does not rely on a formula that assigns a pre-determined value to each of the criteria, but instead evaluates each executive officer’s contribution in light of all relevant criteria.  Individual performance targets are used less frequently but may include completion of specific projects.  There were no individual performance targets specified in the prior or current fiscal years meetings of the compensation committee.

Stock Based Awards

Compensation for executive officers also includes the long-term incentives afforded by stock options and other equity-based awards.  Our stock option program is designed to align the long-term interests of our employees and our stockholders and assist in the retention of executives.  The size of stock-based awards is generally intended to reflect the executive’s position and the executive’s expected contributions.  Although some awards may be provided as part of the hiring agreement of new executives, in general these stock-based awards follow the same benchmarks as the executive bonus element of the Named Executive Officer’s compensation.  Options are generally granted with installment-vesting over a period of three years.

Because of the direct relationship between the value of an option and the market price of our common stock, the compensation committee believes that stock options are an effective method of motivating the Named Executive Officers to manage our Company in a manner that is consistent with the interests of our Company and our Stockholders.

In addition, the Named Executive Officers are also eligible to participate in the Company’s Employee Stock purchase plan as long as all other criteria of the plan are met.

Insurance and Other Employee Benefits

We maintain insurance benefits for all employees that include health, dental and life insurance.  The Company bears one hundred percent of the cost of these benefits for the Named Executive Officers.  In addition, the Company provides a company vehicle or an auto allowance, additional supplemental life insurance and other supplemental taxable fringe benefits for the Named Executive Officers.  In addition, the Company provides a disability pool for the Named Executive Officers based on the number of years of service.  The number of days of pay under the disability plan increases incrementally until it reaches a maximum accrual of 730 days.  This disability pool has no cash value and is not payable upon termination of employment.  The Company also provides an Executive Retirement plan, which allows for the use of the accrued disability plan bank to be distributed as an annuity over a four year period at the Named Executive Officer’s retirement providing the minimum term of employment of twenty years of service has been met.  For the fiscal year ended June 30, 2010, no accrual has been made for this retirement plan as each of the Named Executive Officers have waived their right to the retirement plan based on the Company’s financial position at the time that the plan was approved.

Severance and Change-in-Control Arrangement

The Company has not entered into any severance agreements with any of the Named Executive Officers; however, compensation for the named executive officers does include change-in-control arrangements.  These arrangements, like other elements of executive compensation, are structured with regard to practices at comparable companies for similarly situated officers and in a manner we believe is likely to attract and retain high quality executive talent.  The arrangement calls for the Named Executive Officers, in the event of a change in control, to receive payment of their average annual salary for the past five years times a multiplier based on their number of years of service in the position at the effective date as shown below.

		Amount at
Name and position	Multiplier	June 30, 2010

Bruce A. Shear, Chief Executive Officer	2.99	$1,319,645
Robert H. Boswell, Senior Vice President	2.00	397,490
Paula C. Wurts, Chief Financial Officer	2.00	343,102

Changes in Executive Compensation for Fiscal 2010

In September 2009, the Compensation Committee met to discuss the compensation of the Named Executive Officers.  The meeting resulted in a proposal to the Board of Directors in light of current economic conditions to hold base salaries and the net earnings targets for the Named Executive Officers the same for fiscal 2010 as fiscal 2009. The Board of Directors accepted the proposals of the Committee and no changes were made.  Due to depressed economic conditions, a 10% decrease in salaries was effected for the Named Executive Officers for the last two quarters of fiscal 2009 and although bonus and stock-based compensation targets were available, no targets were met during fiscal 2009 or 2010.

Accounting for Executive Compensation

We account for equity based compensation paid to our employees under the rules of Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation”, which requires us to measure and record an expense over the service period of the award.  Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Employment Agreements

The Company has not entered into any employment agreements with its executive officers.  The Company owns and is the beneficiary on a $1,000,000 key-man life insurance policy on the life of Bruce A. Shear.

Three executive officers of the Company received compensation in the 2010 fiscal year, which exceeded $100,000.  The following table sets forth the compensation paid or accrued by the Company for services rendered to these Named Executive Officers in fiscal year 2010, 2009 and 2008:

Summary Compensation Table
Name and				Options	All Others
Principal Position	Year	Salary	Bonus	Awards (10)	Compensation	Total
		($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(f)	(i)	(j)

Bruce A. Shear	2010	$468,369	$49,000	$17,199	$22,719 (1)	$557,287
President and Chief	2009	$453,846	$--	$42,648	$13,685 (2)	$510,179
Executive Officer	2008	$470,077	$60,000	$69,300	$24,312 (3)	$623,689

Robert H. Boswell	2010	$208,385	$17,000	$14,332	$14,466 (4)	$254,183
Senior Vice President	2009	$201,923	$--	$15,284	$14,001 (5)	$231,208
	2008	$210,000	$26,000	$34,650	$14,898 (6)	$285,548

Paula C. Wurts	2010	$179,608	$17,000	$14,332	$13,662 (7)	$224,602
Chief Financial Officer,	2009	$174,039	$--	$15,284	$13,268 (8)	$202,591
Treasurer and Clerk	2008	$181,000	$26,000	$34,650	$13,503 (9)	$255,153
*  The named executive officers forfeited 95,000 stock options during the fiscal year ended June 30, 2010 as the current stock price was less than the option exercise price.  For information regarding the assumptions used to value these stock options, see “Note A THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Stock based compensation” in the financial statements included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2010.

(1)
This amount represents $9,837 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Shear, $3,520 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear and $9,362 in personal use of a Company car held by Mr. Shear.

(2)
This amount represents $8,894 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Shear, $3,706 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear and $1,085 in personal use of a Company car held by Mr. Shear.

(3)
This amount represents $8,894 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Shear, $11,261 in premiums paid by the Company with respect to life and disability insurance for the benefit of Mr. Shear and $4,157 in personal use of a Company car held by Mr. Shear.

(4)	This amount represents a $6,000 automobile allowance and $8,001 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Boswell

(5)	This amount represents a $6,000 automobile allowance and $8,466 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Boswell.

(6)
This amount represents a $6,000 automobile allowance, $8,001 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Mr. Boswell and $897 in benefit derived from the purchase of shares through the employee stock purchase plan.

(7)
This amount represents a $4,800 automobile allowance, $8,268 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Ms. Wurts and, $594 in benefit derived from the purchase of shares through the employee stock purchase plan.

(8)
This amount represents a $4,800 automobile allowance, $8,001 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Ms. Wurts and, $467 in benefit derived from the purchase of shares through the employee stock purchase plan.

(9)
This amount represents a $4,800 automobile allowance, $8,117 contributed by the Company to the Company’s Executive Employee Benefit Plan on behalf of Ms. Wurts and, $586 in benefit derived from the purchase of shares through the employee stock purchase plan.

(10)	These amounts represent the aggregate grant date fair value of stock option awards granted during the fiscal year.

All bonus amounts listed for 2010 in the above table were accrued but unpaid at June 30, 2010.

COMPENSATION OF DIRECTORS

Directors who are employees of the Company receive no compensation for services as members of the Board. Directors who are not employees of the Company receive a $10,000 stipend per year and $2,500 for each Board meeting they attend. The Audit Committee Chairperson receives an annual stipend of $5,000, members of the audit committee receive an annual stipend of $3,000 and compensation committee and nominating/governance committee members receive an annual stipend of $2,000.  In addition, Directors of the Company are entitled to receive certain stock option grants under the Company's Non-Employee Director Stock Option Plan (the "Director Plan").  The following table presents Director compensation for the fiscal year ended June 30, 2010.

DIRECTOR COMPENSATION
	Fees Earned or		All Other
Name	Paid in Cash	Option Awards	Compensation	Total
	($)	($)	($)	($)
(a)	(b)	(d)(1)	(g)	(h)
Donald Robar	$26,825	$15,526	$--	$42,351
William Grieco	26,825	15,526	--	42,351
David Dangerfield	26,825	15,526	--	42,351
Douglas J. Smith	7,500	--	--	7,500
Howard W. Phillips (2)	--	17,511	30,031	47,542

(1)	These amounts represent the aggregate grant date fair value of stock option awards granted during the fiscal year.

(2)	Mr. Phillips is an employee of the Company, serving as a Public Relations Specialist. Other than his salary as an employee, he receives no additional compensation as a director.

As of June 30, 2010, each member of the Board of Directors had the following options outstanding:  Donald Robar, 185,000 (148,125 vested); William Grieco, 187,000 (150,125 vested); David Dangerfield, 127,500 (90,625 vested); and, Howard Phillips, 127,500 (83,125 vested).  Douglas Smith, a new member of the board, did not have any options at June 30, 2010.

Compensation Committee Interlocks and Insider Participation

During fiscal 2010, the Compensation Committee consisted of Mr. Donald Robar and Mr. William Grieco, neither of whom was an officer or employee of the Company during the 2010 fiscal year.  Mr. Robar served as the Company’s Treasurer from February 1996 until April 2000.  During the 2010 fiscal year, none of our executive officers served on our Compensation Committee (or equivalent) or board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

OPTION PLANS

Stock Plan

The Board of Directors adopted the Company’s first stock option plan on August 26, 1993.  This stock option plan has expired; however, options to purchase 55,000 shares remain outstanding under the plan.  On September 22, 2003, the Board of Directors adopted the Company’s current stock option plan and the stockholders of the Company approved the plan on December 31, 2003.   The Stock Plan, as amended, provides for the issuance of a maximum of 1,900,000 shares of the Class A Common Stock of the Company pursuant to the grant of incentive stock options to employees and the grant of nonqualified stock options or restricted stock to employees, directors, consultants and others whose efforts are important to the success of the Company.

The Board of Directors administers the Stock Plan. Subject to the provisions of the Stock Plan, the Board of Directors has the authority to select the optionees or restricted stock recipients and determine the terms of the options or restricted stock granted, including: (i) the number of shares, (ii) option exercise terms, (iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the market price of the Class A Common Stock as of the date of grant), (iv) type and duration of transfer or other restrictions and (v) the time and form of payment for restricted stock upon exercise of options. Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no option may be exercised more than 60 days following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a period of one year following such termination.

During the fiscal year ended June 30, 2010, the Company issued additional options to purchase 175,000 shares of Class A Common Stock under the 2003 Stock Plan at a price per share ranging from $1.08 to $1.24.  Generally, options are exercisable upon grant for 25% of the shares covered with an additional 25% becoming exercisable on each of the first three anniversaries of the date of grant.

Employee Stock Purchase Plan

On October 18, 1995, the Board of Directors voted to provide employees who work in excess of 20 hours per week and more than five months per year rights to elect to participate in an Employee Stock Purchase Plan (the “Plan”), which became effective February 1, 1996.  The price per share was to be the lesser of 85% of the average of the bid and ask price on the first day of the plan period or the last day of the plan period.  The plan was amended on December 19, 2001 and December 19, 2002 to allow for a total of 500,000 shares of Class A Common Stock to be issued under the plan.  On January 31, 2006 the stockholders approved a replacement Employee Stock Purchase Plan to replace the 1995 plan, which expired on October 18, 2005.  The new plan is identical to the old plan and expires on January 31, 2016.

 A total of 157,034 shares of Class A Common Stock were issued under the 1995 plan before its expiration and 57,855 shares have been issued under the 2005 plan.  A total of 24,974 shares were issued in the two offerings during the fiscal year ended June 30, 2010.  The current offering began September 1, 2010.

Non-Employee Director Stock Option Plan

The non-employee directors’ stock option plan provides for the grant of nonstatutory stock options automatically at the time of each annual meeting of the Board.  This plan expired in August 2005.  Before its expiration, options to purchase 145,500 shares were granted under the plan.  In January 2005, the shareholders voted to approve a new non-employee directors’ stock plan.  The new plan is identical to the plan it replaced.  Under the new plan a maximum of 350,000 shares may be issued.  On January 31, 2006, this plan was amended to increase the number of options issued to each outside director each year from 10,000 options to 20,000 options.  Each outside director is granted an option to purchase 20,000 shares of Class A Common Stock annually at fair market value on the date of grant, vesting 25% immediately and 25% on each of the first three anniversaries of the grant and expiring ten years from the grant date.  The new plan will expire in January 2015, ten years from the date of shareholder approval.  As of June 30, 2010, 340,000 options have been issued under the plan.

If an optionee ceases to be a member of the Board of Directors other than for death or permanent disability, the unexercised portion of the options, to the extent unvested, immediately terminate, and the unexercised portion of the options which have vested lapse 180 days after the date the optionee ceases to serve on the Board.  In the event of death or permanent disability, all unexercised options vest and the optionee or his or her legal representative has the right to exercise the option for a period of 180 days or until the expiration of the option, if sooner.

Options Exercised

During the fiscal year ended June 30, 2010, a total of 2,000 options were exercised under the plans at an option price of $0.81.

The following table provides information about options granted to the named executive officers during fiscal 2010 under the Company’s Stock Option Plan.

	GRANTS OF PLAN-BASED AWARDS

		All Other Option
		Awards Number of		Grant Date Fair
		Securities	Exercise or Base	Value of Stock
		Underlying	Price of Option	and Option
Name	Grant Date	Options	Awards	Awards
		(#)	($/Share)*
(a)	(b)	(j)	(k)	(l)

Bruce A. Shear	12/14/2009	15,000	$1.08	$8,599
	12/14/2009	15,000	$1.08	$8,599

Robert H. Boswell	12/14/2009	25,000	$1.08	$14,332

Paula C. Wurts	12/14/2009	25,000	$1.08	$14,332

These options were approved for issue by the board separate from the established Executive bonus plan.  None of the targets were met based on the Company’s performance in fiscal 2010.  The options issued were 25% vested when issued and vest 25% on each of the next three anniversary dates of the grant and expire after five years.  The Company utilized the Black-Scholes valuation model for estimating the Grant Date Value with no adjustments for non-transferability or risk of forfeiture.  The assumptions used are as follows:

December 14, 2009
Risk free interest rate	2.30%
Expected dividend yield	--
Expected lives	5
Expected volatility	60.66%

The following table provides information about options outstanding, held by the Named Executive Officers at the end of fiscal 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option	Option
	Unexercised	Unexercised	Exercise	Expiration
Name	Options	Options	Price	Date
	(#)	(#)	($)
	Exercisable	Unexercisable
(a)	(b)	(c)	(e)	(f)
Bruce A. Shear	15,000 75,000 15,000 15,000 11,250 15,000 15,000 50,000 10,000 3,750 3,750	-- -- -- -- 3,750 (1) 5,000 (2) 5,000 (3) -- 10,000 (4) 11,250 (5) 11,250 (5)	$2.68 2.68 2.20 2.06 2.95 2.90 2.75 1.25 1.20 1.08 1.08	09/20/2010 09/20/2010 05/22/2011 10/14/2012 10/31/2012 11/14/2012 02/18/2013 11/28/2013 06/15/2014 12/14/2014 12/14/2014
Robert H. Boswell	20,000 1,250 7,500 7,500 5,625 7,500 7,500 15,000 5,000 6,250	-- -- -- -- 1,875(1) 2,500(2) 2,500 (3) -- 5,000 (4) 18,750 (5)	2.73 1.95 2.20 2.95 2.06 2.90 2.75 1.25 1.20 1.08	09/22/2010 02/16/2011 05/22/2011 10/14/2012 10/31/2012 11/14/2012 02/18/2013 11/28/2013 06/15/2014 12/14/2014
Paula C. Wurts	20,000 7,500 7,500 5,625 7,500 7,500 15,000 5,000 6,250	-- -- -- 1,875(1) 2,500(2) 2,500 (3) -- 5,000(4) 18,750 (5)	2.73 2.20 2.95 2.06 2.90 2.75 1.25 1.20 1.08	09/22/2010 05/22/2011 10/14/2012 10/31/2012 11/14/2012 02/18/2013 11/28/2013 06/15/2014 12/14/2014

(1)	The additional 7,500 unvested options will vest 10/31/2011.
(2)	The additional 10,000 unvested options will vest 11/14/2011.
(3)	The additional 10, 000 unvested options will vest 2/18/2012.
(4)	The additional 20,000 unvested options will vest 10,000 on 6/15/2012 and 10,000 on 6/15/2013.
(5)	The additional 60,000 unvested options will vest 20,000 on 12/14/2011; 20,000 on 12/14/2012; and, 20,000 12/14/2013.

OPTIONS EXERCISED AND STOCK VESTED

There were no options exercised or stock vested held by the named executive officers in the fiscal year ended June 30, 2010.

PROPOSAL 2

AMENDMENT TO THE 2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

On September 29, 2010, the Board of Directors of the Company adopted an amendment to the 2005 Non-Employee Director Stock Option Plan (the "Director Plan") to increase the maximum number of shares of Common Stock available for issuance under the plan from 350,000 to 950,000 shares.    At this time, the Company has only 20,000 options available for issue under this plan.  The purpose of the increase is to obtain and retain the services of qualified persons who are not employees of the Company to serve as members of its Board of Directors. Non-employee directors of the Company are eligible to receive options under the Director Plan and will therefore benefit from such approval.  The Company plans to register the additional shares to be issued under the stock plan on Form S-8 to be filed by the Company under the Securities Act of 1933.

Description of the Company’s 2004 Non-Employee Director Stock Option Plan

General. The 2004 Non-Employee Director Stock Option Plan was adopted by the Board of Directors on September 20, 2004 and approved by the stockholders on January 21, 2005 (the “Director Plan”).  This plan allows for options to be issued to directors to purchase up to 350,000 shares of Class A Common Stock. On January 31, 2006, the Director Plan was amended, by the shareholders vote, to increase the annual grant of options under the Director Plan from 10,000 per non-employee director to 20,000 per non-employee director.  On September 29, 2010 the Board of Directors approved the amendment to the Director Plan to increase the number of shares of Class A Common Stock available under the plan from 350,000 to 950,000 pending stockholder approval.

The Board of Directors or a committee of the Board administers the Director Plan. Under the Director Plan, at each annual meeting of the Board of Directors of the Company, each non-employee director of the Company, is granted an option to purchase 20,000 shares of the Class A Common Stock of the Company. The option exercise price is the fair market value of the shares of the Company's Class A Common Stock on the date of the grant. The options are non-transferable and become exercisable as follows: 25% immediately and 25% on each of the first, second and third anniversaries of the grant date. If an optionee ceases to be a member of the Board of Directors for a reason other than death or permanent disability, the unexercised portion of the options, to the extent unvested, immediately terminate, and the unexercised portion of the options which have vested lapse 180 days after the date the optionee ceases to serve on the Board. In the event of death or permanent disability, all unexercised options vest and the optionee or his or her legal representative has the right to exercise the option for a period of 180 days or until the expiration of the option, if sooner.

The Company’s current Non-Employee directors who are eligible to receive awards under the Director Plan are Donald E. Robar, William F. Grieco, David E. Dangerfield and Douglas J. Smith.

Non-Employee Stock Option Plan Federal Income Tax Information. Set forth below is a general summary of the federal income tax consequences to the Company and to recipients who receive options or restricted stock under the Director Plan. The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

Under Section 83 of the Code, optionees realize no taxable income when a non-qualified stock option ("NSO") is granted. Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised. The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture," as defined in Section 83. To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates. The Director Plan permits the Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture.”  If such repurchase rights are imposed, the optionee would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

Alternatively, an optionee holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture. If the optionee makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income to the optionee.

The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the optionee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
AMENDMENT TO THE 2004 NON-EMPLOYEE
DIRECTOR STOCK OPTION PLAN

PROPOSAL 3

AMENDMENT TO THE 2003 STOCK PURCHASE AND OPTION PLAN

On September 29, 2010, the Board of Directors of the Company adopted an amendment to the 2003 Stock Purchase and Option Plan (the "Stock Plan") to increase the maximum number of shares of Common Stock available for issuance under the plan from 1,900,000 to 2,400,000 shares.  The purpose of the increase is to permit the continuing grant of stock options to employees, officers, directors and consultants, which the Board of Directors believes is necessary to continue to attract and retain such persons, particularly in view of the fact that the Company’s business is dependent upon its human resources.  The executive officers and directors of the Company are eligible to receive options and restricted stock under the Stock Plan and will therefore benefit from such approval.  The Company plans to register the additional shares to be issued under the Stock Plan on Form S-8 to be filed by the Company under the Securities Act of 1933.

Description of the Company's 2003 Stock Plan

General.  The Company’s Stock Plan, originally adopted by the Board of Directors in 2003 and approved by stockholders in 2003 and amended October 16, 2007, currently authorizes the grant of options to purchase a maximum of 1,900,000 shares of Class A Common Stock, subject to adjustment for stock splits and similar capital changes.

The Board of Directors administers the Stock Plan.  Under the Stock Plan, the Board of Directors has the authority to select the recipients of options or restricted stock and determine the terms of the options or restricted stock granted, including:  (i) the number of shares; (ii) option exercise terms; (iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the fair market value of the Class A Common Stock on the date of grant); (iv) the type and duration of transfer or other restrictions; and (v) the time and form of payment for restricted stock and upon exercise of options.  There are no restrictions on the eligibility of recipients of options under this plan.  Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution.  Also, generally, no incentive stock option may be exercised more than 60 days following termination of employment.  In the event that termination is due to death or disability, however, the option is exercisable for a period of one year following such termination.  Options granted to date generally become exercisable in four equal installments over a three-year period, at the time of grant and on the first, second and third anniversaries of the grant date and expire on the fifth anniversary of the grant date.

Awards under the 2003 Stock Plan are subject to the discretion of the Board of Directors, and therefore, it is not possible to identify the persons who will receive options or other awards under the 2003 Stock Plan in the future, nor the amount of any such future awards.

Stock Purchase and Option Plan Federal Income Tax Information.  Set forth below is a general summary of the federal income tax consequences to the Company and to recipients who receive options or restricted stock under the Stock Plan.  The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

Tax Treatment of Non-Qualified Stock Options.  Under Section 83 of the Internal Revenue Code, optionees realize no taxable income when a non-qualified stock option ("NSO") is granted.  Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised.  The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture," as defined in Section 83.  To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates.  The Stock Plan permits the Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture."  If such repurchase rights are imposed, the optionee would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

    Alternatively, an optionee holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture.  If the optionee makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income to the optionee.

The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the optionee.

Tax Treatment of Incentive Stock Options.  Under Section 422 of the Internal Revenue Code, an optionee incurs no federal income tax liability on either the grant or exercise of an incentive stock option ("ISO").  Provided that the stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on the subsequent sale of stock will be taxed as long-term or short-term capital gain depending on the holding period since the date of exercise.  If the stock is disposed of within a shorter period, the optionee will be taxed, with respect to the gain realized, as if he or she had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on the date on which the option was granted.  The balance of the gain realized will be taxed as capital gain, long-term or short-term depending on the holding period since the date of exercise.

The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the optionee recognizes ordinary compensation income on account of a premature disposition of ISO stock in the same amount and at the same time as the optionee's recognition of income.

 Tax Treatment of Purchases of Restricted Stock.  An employee or consultant who receives a grant of restricted stock generally will not recognize taxable income at the time such stock is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee or consultant for the restricted stock.  Alternatively, an employee or consultant receiving restricted stock may elect, in accordance with Section 83(b) of the Code, to be taxed on the excess of the fair market value of the shares of restricted stock at the time of grant over the amount, if any, paid by the employee or consultant, notwithstanding the transfer and forfeiture restrictions on the stock.  All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee or consultant.  The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee or consultant and the Company will be entitled to a deduction at the same time and in the same amount.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE AMENDMENT TO THE 2003 STOCK PURCHASE AND OPTION PLAN

PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of BDO USA, LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending June 30, 2011 and is submitting the selection to stockholders for ratification.  The Board recommends a vote "FOR" this proposal.  Unless the proxy indicates otherwise, the shares represented by the enclosed proxy will be voted to approve such selection.

Although there is no legal requirement that this matter be submitted to a vote of stockholders, the Board believes that the selection of our independent registered public accounting firm is of sufficient importance to seek stockholder ratification.  In the event BDO USA, LLP is not ratified by the affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, the Board may reconsider its selection.  A representative of BDO USA, LLP is expected to be available for the Annual Meeting.  Such representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table presents fees for professional audit services rendered for the Company’s annual financial statements and quarterly review services and other related services for the fiscal years ended June 30, 2010 and 2009:

	2010	2009
BDO USA, LLP
Audit fees:	$394,908	$342,585
Audit related fees:	--	5,000
Tax services*	30,000	15,000
All other fees	--	--
Total fees	$424,908	$362,585

* In addition to the above, firms other than the Company’s registered public accounting firm provide tax and other accounting services.

The amounts listed as “Audit fees” in the above table refers to fees directly related to the annual audit and quarterly review of financial statements and the amounts listed as “Audit related fees” refers to services such as the review of SEC comment letters.

The Company’s Audit Committee considered the non-audit services rendered by the Company’s independent registered public accounting firms during the two fiscal years presented and determined that such services were compatible with the firm’s independence.

BDO USA, LLP does not directly or indirectly, operate, or supervise the operation of, the Company’s information systems or manage the Company’s local area network, nor did they design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or generates information that is significant to the Company’s financial statements taken as a whole.

The charter of the Audit Committee provides that the Audit Committee must pre-approve all auditing and non-auditing services to be provided by the independent registered public accounting firm.  In addition, any services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.  All services shown in the table above were pre-approved by the Audit Committee.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ABOVE SELECTION

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, to file with the SEC reports of ownership and reports of changes in ownership of Common Stock.  SEC rules also require the reporting persons and entities to furnish the Company with a copy of the reports they file.  The Company is required to report any failure to file these reports.

Based on the review of the filings and written representations from the Company’s directors and executive officers, the Company believes that all reports required to be filed with the SEC by Section 16(a) during the most recent fiscal year were filed, however, each of the officers and directors below did not timely file a Form 4 relating to the expiration of stock options.

Bruce A. Shear	Howard Phillips

The expiration of the stock options were reported on the Form 5’s filed August 30, 2010.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND DIRECTOR INDEPENDENCE

During the quarter ended March 31, 2009, the Company’s Board of Directors voted by unanimous written consent to allow short-term borrowing from related parties up to a maximum of $500,000, with an annual interest rate of 12% and a 2% origination fee.  The Company utilized this funding during the March 31, 2009 quarter for a total of $275,000 as follows:

Related Party	Amount

Eric E. Shear	$200,000
Stephen J. Shear	75,000

Both individuals are brothers of Bruce A. Shear, the Company’s CEO and President of the Board of Directors.  This amount was paid in full in March 2009.

In addition, during the fiscal 2009, the Company repurchased shares from beneficial owners of the Company as shown below:

	Number of
Related Party	Shares	Amount

Camden Partners Limited Partnership,
Camden Partners II Limited Partnership
and Camden Partners Capital Management, LLC	146,024	$235,098.64
First Quadrant Mercury, L.P.	53,976	86,901.36

Total	200,000	$322,000.00

There were no related party transactions in the current fiscal year or through the date of this report.

Before entering into any contract or agreement involving a related party the Board of Directors reviews and approves the transaction.  In the event one of the related parties is a member of the Board of Directors, that member of the Board recuses himself from participation in the discussion or approval of the transaction.

STOCKHOLDER PROPOSALS FOR 2011 MEETING

Proposals of stockholders intended to be presented and director nominations intended to be made at the 2011 Annual Meeting of Stockholders must be received by the Company at its principal office, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, Attention: Paula C. Wurts, Clerk, not later than June 30, 2011 for inclusion in the proxy statement for that meeting.  Any proposal of a stockholder to be presented at the Company’s annual meeting of stockholders in 2010, which has not been included in the Company’s proxy material, must have been received not later than June 30, 2010 to be considered timely.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice Regarding the Availability of Proxy Materials, proxy statement or annual report, as applicable addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, some brokers with account holders who are Company stockholders may be “householding” our proxy materials, to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single Notice Regarding the Availability of Proxy Materials, proxy statement or annual report, as applicable, may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice Regarding the Availability of Proxy Materials, proxy statement or annual report, as applicable, please notify your broker to discontinue householding and direct your written request to receive a separate Notice Regarding the Availability of Proxy Materials, proxy statement or annual report, as applicable, to the Company at: PHC, Inc., Attention: Investor Relations, 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, or by calling (978) 536-2777. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report, as applicable, at their address and would like to request householding of their communications should contact their broker.

OTHER MATTERS

The Board does not know of any other matters that may come before the Annual Meeting.  However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

All costs of solicitation of proxies by management will be borne by the Company.  In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone or personal interviews.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of the Company's stock held in the names of such brokers, custodians and fiduciaries, and the Company will reimburse them for their out-of-pocket expenses in this connection.

By order of the Board of Directors

Paula C. Wurts, Clerk

October 27, 2010

The Board hopes that stockholders will attend the meeting.  WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS THAT YOU RECEIVED IN THE MAIL WITHOUT DELAY.  A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.  Stockholders may revoke their proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Clerk of the Company, by completing another proxy in the same manner indicated on the website referred to in the Notice Regarding the Availability of Proxy Materials or by attending the Annual Meeting and voting in person.  If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting, except as otherwise discussed in the Proxy Statement.

Appendix A

PHC, INC

2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
(as amended)

1.           Purpose.  This 2004 Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of PHC, Inc., a Massachusetts corporation (the "Company"), by providing an inducement to obtain and retain the services of qualified persons who are not employees of the Company to serve as members of its Board of Directors (the "Board").

2.           Available Shares.  The total number of shares of Class A Common Stock, $.01 par value, of the Company (the "Class A Common Stock") for which options may be granted under the Plan shall not exceed 950,000 shares, subject to adjustment in accordance with Section 10 of the Plan.  Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company.  If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefore shall continue to be available under the Plan.

3.           Administration.  The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee").  In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan.  In such event, the word "Committee" wherever used herein shall be deemed to mean the Board.  The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

4.           Granting of Options.

During the term of the Plan and subject to the availability of shares under the Plan:

At the time of each annual meeting of the Board, beginning with the first such meeting following shareholder approval of the plan, during the term of this Plan, there shall be granted to each director who is not a current or former employee of the Company an option to purchase 20,000 shares of Class A Common Stock.

Except for the specific options referred to above, no other options shall be granted under the Plan.

5.           Option Price.  The purchase price of the stock covered by an option granted pursuant to the Plan shall be 100% of the fair market value of such shares on the day the option is granted.  The option price will be subject to adjustment in accordance with the provisions of Section 10 of the Plan.  For purposes of the Plan, if, at the time an option is granted under the Plan, the Company's Class A Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Class A Common Stock on the principal national securities exchange on which the Class A Common Stock is traded, if the Class A Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on that date) of the Class A Common Stock on the Nasdaq National Market, if the Class A Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Class A Common Stock is not reported on the Nasdaq National Market or on a national securities exchange.  If, at the time an option is granted under the Plan, the Company's Class A Common Stock is not publicly traded, "fair market value" shall be as determined (i) by the mutual agreement of the optionee and the Company, or (ii) if such parties are unable to reach such agreement within 30 days after the grant of such option, by a reputable appraiser selected by the Company (the "Appraiser").  The Appraiser shall determine the fair market value without giving any consideration, premium or discount to the fact that the optionee may own more or less than a majority of the outstanding stock of the Company.  The Appraiser shall determine the fair market value not later than 60 days after the grant of such option.  The cost of the appraisal as determined by the Appraiser shall be borne by the Company.

6.           Period of Option.  Unless sooner terminated in accordance with the provisions of Section 8 of the Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

7.           Vesting of Shares and Non-transferability of Options.

(a)           Vesting.  Options granted under the Plan shall not be exercisable until they become vested.  Options granted under the Plan shall vest in the optionee and thus become exercisable by the optionee as follows: 25% immediately and 25% on each of the first, second and third anniversary of the date of grant.

(b)           Legend on Certificates.  The certificates representing such shares shall carry such appropriate legend and such written instructions shall be given to the Company's transfer agent as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

(c)           Non-transferability.  Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by him or her.

8.           Termination of Option Rights.

(a)           In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 180 days of the date the optionee ceased to be a member of the Board, and all options shall terminate after the 180-day period has expired.

(b)           In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the earlier of the scheduled expiration date of the option or 180 days after the death or disability of the optionee.

9.           Exercise of Option.  Subject to the terms and conditions of the Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company at its principal office address, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.  Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of Class A Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of Section 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Class A Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise.  There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares.  The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificates(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full.  The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

10.           Adjustments Upon Changes in Capitalization and Other Matters.  Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

(a)           Stock Dividends.  In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

(b)           Merger; Consolidation; Liquidation; Sale of Assets.  In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Class A Common Stock, shares of such stock or other securities as the holders of shares of Class A Common Stock received pursuant to the terms of the merger, consolidation or sale.

(c)           Issuance of Securities.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options.  No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(d)           No Fractional Shares.  No fractional shares shall actually be issued under the Plan.  Any fractional shares which, but for this subsection (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

(e)           Adjustments.  Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Section 2 of the Plan that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events.  The Board shall determine the specific adjustments to be made under this Section 10 and its determination shall be conclusive.

11.           Restrictions on Issuance of Shares.  Notwithstanding the provisions of Sections 4 and 9 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

(i)    The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

(ii)       Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Class A Common Stock is then listed.

12.           Representation of Optionee.  If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

13.           Option Agreement.  Each option granted under the provisions of the Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted.  The option agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the officer executing it.

14.           Term and Amendment of Plan.  The Plan was adopted by the Board effective as of September 20, 2004, subject to approval by the stockholders of the Company.  Options may not be granted under the Plan after September 20, 2014, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding.  Subject to the provisions of Section 4 above, options may be granted under the Plan prior to the date of stockholder approval of the Plan.  If the approval of stockholders is not obtained by December 31, 2005, any grants of options under the Plan made prior to that date will be rescinded.  The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the stockholders, (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to Section 11), (b) materially modify the requirements as to eligibility to participate in the Plan, (c) materially increase benefits accruing to option holders under the Plan or (d) amend the Plan in any manner which would cause Rule 16b-3 to become inapplicable to the Plan; and provided further that the provisions of the Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code.  Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.  The plan was approved by the stockholders on January 20, 2005.

15.           Compliance with Regulations.  It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof.  If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

16.           Governing Law.  The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

____________________________

The 2004 Non-Employee Director Plan was initially adopted by the Board of Directors of PHC, Inc. on September 20, 2004; approved by the stockholders on January 21, 2005; and, amended to increase the number of options granted annually to each director from 10,000 to 20,000 on December 20, 2005.

An amendment to increase the number of shares available under the plan from 350,000 to 950,000 is being presented to the stockholders of PHC, Inc. for approval at the December 16, 2010 annual stockholders meeting.

Appendix B

PHC, INC.

2003 STOCK PURCHASE AND OPTION PLAN (as amended)

1.           Purpose
The purpose of this PHC, Inc. 2003 Stock Purchase and Option Plan (the “Plan”) is to provide for (i) the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to certain key employees of PHC, Inc. (the “Company”) and its subsidiaries, (ii) the grant of non-qualified stock options to certain employees (including leased employees), directors, consultants and others whose efforts are important to the success of the Company and its subsidiaries, and (iii) direct purchases of restricted stock in the Company (“Restricted Stock”) by certain employees (including leased employees), directors, and consultants of the Company and its subsidiaries.  As used in this Plan, the term “subsidiary” shall mean a subsidiary corporation as defined in Section 424(F) of the code.  All incentive stock options and non-qualified stock options which may be granted under this Plan are hereinafter referred to as “Options”.

2.           Administration of Plan
This Plan shall be administered by the Board of Directors of the Company (the “Board”).  The Board shall have the right, in its discretion, to delegate any and all of its powers hereunder to a Compensation Committee (the “Committee”) of two or more of its members.  In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each member of the Committee shall be a “disinterested person” as defined in Rule 16b-3 under the Exchange Act.  Subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to interpret the Plan, to prescribe and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration.  In the event that the Board delegates its powers to a Committee to administer the Plan in whole or in part, the Committee’s determination with respect thereto shall not be subject to approval by the Board, and to the extent of such delegation, reference in this Plan to the Board shall be deemed to refer to the Committee.

3.           Shares Covered by Plan
        The stock subject to Options and Restricted Stock shall be authorized but unissued shares of Class A Common Stock, $.01 par value per share (“Common Stock”), of the Company, or shares of Common Stock re-acquired by the Company in any manner.  The aggregate number of shares which may be issued pursuant to the Plan is 2,400,000, subject to adjustment as provided in Section 11.  Any such shares may be issued as incentive stock options, non-qualified stock options or Restricted Stock as long as the aggregate number of shares so issued does not exceed such number, as adjusted.  If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares subject to such expired or terminated Option shall again be available for grants of Options or Restricted Stock under the Plan.

4.           Eligibility
All employees, directors, consultants and others whose efforts are important to the success of the Company shall be eligible to receive Options and Restricted Stock under this Plan; provided, that incentive stock options may be granted only to employees of the Company or its subsidiaries.

5.           Allotment of Options and Number of Shares
The allotment of Options among the eligible grantees, the number of shares to be covered by each Option to be granted, and the designation of Options as either incentive stock options or non-qualified stock options shall be determined by the Board.

6.           Option Agreements; Terms of Options
Each grantee to who an Option is granted (an “Optionee”) shall enter into a written agreement with the Company setting forth the terms and conditions of the Option granted to him, which agreement may contain such terms, conditions and restrictions not inconsistent with the terms of the Plan as the Board shall approve in each case.

7.           Option Price
The price to be paid by an Optionee who exercises an Option shall be determined by the Board but in the case of incentive stock options, except in the case of substituted options granted pursuant to Section 12, shall in no event be less than fair market value of the Common Stock on the date such Option is granted.

8.           Duration and Rate of Exercise of Options
The option period shall be fixed by the Board but in any event each Option shall by its terms be exercisable no later than the expiration of ten years from the date such Option is granted.

The Board shall determine the rate at which each Option shall be exercisable.

The Board shall determine the manner in which each Option shall be exercisable and the timing and form of the purchase price to be paid by an Optionee upon exercise of an Option under the Plan.  To the extent provided in the option agreement, payment of the purchase price may be in cash, part in cash and part by personal promissory note or in whole or in part by the surrender of a whole number of shares of previously issued Common Stock of the company.  Previously issued shares of Common Stock shall be accepted as payment in an amount equal to the then fair market value of the surrendered shares.

9.           Nontransferability of Options
Each Option granted under the Plan to any person shall by its terms not be transferable by him otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

10.           Rights as a Stockholder
An Optionee shall have no rights as a stockholder with respect to any shares covered by his Options until he shall have become the holder of record of such shares, and no adjustment shall be made, except adjustments pursuant to Section 11 hereof, for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such shares for which the record dates is prior to the date on which he shall have become the holder of record thereof.

11.           Effect of Change in Stock Subject to the Plan
If there is any change in the shares of Common Stock of the Company through the declaration of stock dividends or through recapitalizations resulting in stock split-ups or combinations or exchanges of shares or otherwise, the number of shares available for Options, the exercise price of outstanding Options, and the number of shares subject to any Option shall be appropriately adjusted by the Board, and in its discretion, in such cases, fractional parts of shares may be disregarded.

If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding, (i) subject to the provisions of clauses (iii) and (iv) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) the Board may waive any discretionary limitations imposed pursuant to section 8 hereof so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or (iii) all outstanding Options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that the notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full (without regard to any discretionary limitations imposed pursuant to Section 8 hereof) during a 30-day period preceding the effective date of such merger, consolidation or sale; or (iv) all outstanding options may be cancelled by the Board as of the date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option but only to the extent exercisable in accordance with any discretionary limitations imposed pursuant to Section 8 prior to the effective date of such merger, consolidation, liquidation or sale.

12.           Grant of Options in Connection With Certain Acquisitions
The Board may grant Options under the Plan in substitution for incentive stock options or non-qualified stock options granted under plans of other employers, if such grant occurs in connection with a corporate merger, consolidation, separation, reorganization, or liquidation to which the Company or any of its subsidiaries is a party, or by reason of the acquisition of property or stock of another corporation by the Company or any of its subsidiaries, provided that such transaction is a transaction to which Section 424(a) of the Code applies.  The Board may impose such terms and conditions upon the grant of any incentive stock option under this Section 12 as are necessary to ensure that the substitution will qualify under Section 424(a) of the Code and will not constitute a modification of the Option under Section 424(h) of the Code, even though any such term or condition would otherwise be inconsistent with the provisions of this Plan.  Options granted under the provisions of this Section 12 may be granted at a price less than the fair market value of the Common Stock on the date such Option is granted so long as the ratio of the option price to the fair market value of the common stock is no more favorable to the optionee than the ratio of the option price to the fair market value of the stock subject to the old option immediately before such substitution.  Except as otherwise specifically provided in the agreement setting forth the terms and conditions of such an option, the provisions of this plan shall govern any options granted under this Section 12.  Nothing in this Section 12 shall be deemed to authorize the grant of Options under the Plan for a number of shares in excess of the number set forth in Section 3 or to limit in any way the authority of the Board to grant substituted options in connection with such transactions other than under the Plan.

13.           Restricted Stock
Each grant of Restricted Stock under the Plan shall be evidenced by an instrument (a “Restricted Stock Agreement”) in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with such other terms and conditions as the Board, in its discretion, shall establish.  The Board shall determine the number of shares of Common Stock to be issued to an eligible grantee pursuant to the grant of Restricted Stock and the extent to which payment of the purchase price may be made in cash, by personal promissory note, by other consideration, or by a combination thereof.  To the extent payment of the purchase price is made by a personal promissory note, payment of the promissory note shall be secured by and entitled to the benefits of a first priority pledge of the shares of Restricted Stock to the extent that payment for such Restricted Stock is evidenced by such promissory note.

14.           Use of Proceeds
The proceeds received by the Company from the sale of stock pursuant to the Plan may be used for general corporate purposes.

15.           Amendment and Discontinuance
The Board may from time to time alter or suspend and at any time discontinue the Plan.  However, no action of the Board may, without the approval of the stockholders, increase the maximum number of shares to be offered for sale under the Plan in the aggregate (other than according to the terms of Section 11 above), modify the provisions of Section 4 hereof regarding eligibility, reduce the purchase price at which shares may be offered pursuant to Options (other than according to the terms of Section 11), extend the expiration date of the Plan or otherwise materially increase the benefits to participants under the Plan; nor may any action of the Board or the stockholders alter or impair the rights of an Optionee or purchaser of Restricted Stock under any outstanding Option or share of Restricted Stock previously granted under the Plan, without the consent of the holder of the Option or Restricted Stock.

16.           Withholding of Additional Income Taxes
The Company, in accordance with the Code, may, upon exercise of a non-qualified stock option or the purchase of common Stock for less than its fair market value or the lapse of restrictions on Restricted Stock or the making of a Disqualifying Disposition (as defined in Section 17 below) require the employee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person’s gross income.

17.           Notice to Company of Disqualifying Disposition
Each employee who receives incentive stock options shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an incentive stock option (a “Disqualifying Disposition”).  Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the incentive stock option under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such incentive stock option.  If the employee had died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

18.           Effective Date and Termination Date
The Plan and any amendment hereto requiring stockholder approval shall become effective upon the date of its adoption by the Board, subject, however to approval by the stockholders of the Company within twelve months of such date.  The Plan shall remain in effect until terminated by the Board, but no later than ten years after the date the Plan is initially adopted by the Board, or is approved by the shareholders, whichever first occurs.

____________________________

The 2003 Stock Purchase and Option Plan was initially adopted by the Board of Directors of PHC, Inc. on September 22, 2003; approved by the stockholders on December 30, 2004; amended on December 19, 2007 to increase the number of shares available for issue under the plan from 1,300,000 to 1,900,000.

An amendment to further increase the number of shares available under the plan from 1,900,000 to 2,400,000 is being presented to the stockholders of PHC, Inc. for approval at the December 16, 2010 annual stockholders meeting.

REVOCABLE PROXY - CLASS A COMMON STOCK
PHC, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2010 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the “Company”) hereby acknowledges receipt of the Notice of 2010 Annual Meeting of Stockholders and Annual Report on Form 10-K for fiscal year ended June 30, 2010 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of the Company held of record by the undersigned on October 18, 2010 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 16, 2010 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof.  The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS.  THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Address Changes/Comments _______________________________________________________
_______________________________________________________
______________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side).

(Continued And To Be Signed And Dated On Reverse Side)

(BACK)

PHC, INC. 200 LAKE STREET SUITE 102 PEABODY, MA 01960
VOTE BY INTERNET – WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

TO VOTE, mark blocks below in blue or black ink as follows: Example ■ KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PHC, INC.
FORM OF PROXY FOR CLASS A COMMON STOCK STOCKHOLDERS Vote on Directors	For	Withhold	For All
	All	All	Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the Number(s) of the Nominee on the line below.

	□	□	□
1. To elect Donald E. Robar and Howard W. Phillips as the Class A Directors of the Company, each to hold the office until the next annual meeting following his election

_________________________________________________
Nominees:
01) Donald E. Robar
02) Howard W. Phillips

Vote on Proposal
				FOR	AGAINST	ABSTAIN
2. To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 2004 Non-Employee Director Stock Option Plan from 350,000 to 950,000 shares
				□	□	□
3. To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 2003 Stock Purchase and Option Plan from 1,900,000 to 2,400,000 shares
				□	□	□
4. To ratify the selection by the Board of Directors of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year				□	□	□
In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.
Please indicate if you plan to attend this meeting □ □ Yes No	For address changes and/or comments, please check this box and □ write them on the back where indicated
 (NOTE:  Please sign exactly as your name(s) appear(s) hereon.  All holders must sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  If a corporation, please sign in full corporate name by authorized officer.  If a partnership, please sign in partnership name by authorized person.)
_____________________	_____	____________________	_____
Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (PLEASE SIGN WITHIN BOX)	Date

REVOCABLE PROXY - CLASS B COMMON STOCK
PHC, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2010 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of PHC, Inc., a Massachusetts corporation, (the “Company”) hereby acknowledges receipt of the Notice of 2010 Annual Meeting of Stockholders and Annual Report on Form 10-K for fiscal year ended June 30, 2010 and hereby appoints Bruce A. Shear and Paula C. Wurts, and both of them, as proxies, with full power to each of substitution, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of the Company held of record by the undersigned on October 18, 2010 at the Annual Meeting of Stockholders to be held at 2:00 p.m. (Boston time), on December 16, 2010 at the Corporate offices of PHC, Inc., 200 Lake Street, Suite 102, Peabody, Massachusetts 01960, and at any adjournments or postponements thereof.  The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO DIRECTION IS MADE, FOR SUCH PROPOSALS, AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS.  THE UNDERSIGNED STOCKHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Address Changes/Comments __________________________________________________________
________________________________________________________
_______________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side).

(Continued And To Be Signed And Dated On Reverse Side)

(BACK)

PHC, INC. 200 LAKE STREET SUITE 102 PEABODY, MA 01960
VOTE BY INTERNET – WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

TO VOTE, mark blocks below in blue or black ink as follows:  Example ■             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    DETACH AND RETURN THIS PORTION ONLY
PHC, INC.
FORM OF PROXY FOR CLASS B COMMON STOCK STOCKHOLDERS	For	Withhold	For All
	All	All	Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the Number(s) of the Nominee on the line below.
Vote on Directors
	□	□	□
1. To elect Bruce A. Shear, William F. Grieco, David E. Dangerfield and Douglas J. Smith as the  Class B Directors of the Company, each to hold the office until the next annual meeting following his election

_________________________________________________
Nominees:

01) Bruce A. Shear
02) William F. Grieco
03) David E. Dangerfield
04) Douglas J. Smith
Vote on Proposal
				FOR	AGAINST	ABSTAIN
2. To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 2004 Non-Employee Director Stock Option Plan from 350,000 to 950,000 shares
				□	□	□
3. To consider and vote upon a proposed amendment to increase the number of shares of Class A Common Stock available for issuance under the 2003 Stock Purchase and Option Plan from 1,900,000 to 2,400,000 shares
				□	□	□
4. To ratify the selection by the Board of Directors of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year				□	□	□
           In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.
Please indicate if you plan to attend this meeting □ □ Yes No	For address changes and/or comments, please check this box and □ write them on the back where indicated
 (NOTE:  Please sign exactly as your name(s) appear(s) hereon.  All holders must sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  If a corporation, please sign in full corporate name by authorized officer.  If a partnership, please sign in partnership name by authorized person.)
_____________________	_____	____________________	_____
Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (PLEASE SIGN WITHIN BOX)	Date